UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 2004


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-28538                 13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)            Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                         80202
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (303) 296-5600
                                                          ----------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




     SEC8873(6-04)              Potential persons who are to respond to the
                                collection of information contained in this form
                                are not required to respond unless the form
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  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on August 26, 2004, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c)      Exhibits.

Item No.         Exhibit Index

99.1             Press Release dated August 26, 2004, issued by the registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                   (Registrant)

                                   /s/ Joan H. Prusse
                                   ---------------------------------------------
                                   Joan H. Prusse
                                   Vice President, General Counsel and Secretary



Date: August 26, 2004

                                INDEX TO EXHIBITS

Exhibit No.       Description

99.1              Press Release dated August 26, 2004, issued by the registrant.

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                                  CONTACT:

Titanium Metals Corporation                             Bruce P. Inglis
1999 Broadway, Suite 4300                               VP--Finance
Denver, Colorado 80202                                    & Corporate Controller
                                                        (303) 296-5600


                     TIMET EXTENDS LABOR CONTRACT TWO MONTHS

     DENVER, COLORADO . . . August 26, 2004 . . . Titanium Metals Corporation (TIMET) (NYSE: TIE) announced that it has entered into a two-month extension of the collective bargaining agreement covering the hourly production and maintenance workforce at its titanium sponge and melting facility in Henderson, Nevada. That group of approximately 300 employees is represented by the United Steelworkers of America (Local 4856). The agreement, entered into at the request of the USWA to address scheduling conflicts, extends the existing labor contract that was due to expire on October 2, 2004, through December 10, 2004.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

                                    o o o o o